UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 24, 2011
Date of Report (Date of earliest event reported)

CCFNB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19028	23-2254643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 East Street
Bloomsburg, PA 17815
(Address of principal executive offices)

570-784-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On June 24, 2011, First Columbia Bank & Trust Co., the wholly-owned subsidiary of CCFNB Bancorp, Inc., completed the sale of its Hazleton branch office, and the transfer of the deposits associated therewith, to Luzerne Bank pursuant to a previously announced Purchase and Assumption Agreement dated March 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2011	CCFNB Bancorp, Inc.

	By:	/s/ Jeffrey T. Arnold, CPA, CIA
	Name:	Jeffrey T. Arnold, CPA, CIA
	Title:	Chief Financial Officer